UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 13, 2009
Date of Report (Date of earliest event reported)

EESTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32863	33-0922627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1105 North Market Street,  Suite 1300
        Wilmington, Delaware, 19801
 (Address of principal executive offices and zip code)

(302) 427 2360
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b)	Resignation of Chief Financial Officer

On January 13, 2009, EESTech Inc.’s (the “Corporation”)  directors accepted the resignation of Ian Lindsay Hutcheson as the Corporation’s Chief Financial Officer.  The resignation is effective January 16, 2009.

Mr. Hutcheson has offered to remain the Company Secretary and this has been accepted by the Board.

In the interim, pending the Board identifying and appointing a replacement, the Corporation’s current Chief Executive Officer, Murray Bailey, will undertake the responsibilities of the position of Chief Financial Officer.

Item 5.02(c)	Appointment of Interim Chief Financial Officer

On January 13, 2009, the Corporation’s board of directors appointed Mr. Murray Bailey as the Corporation’s interim Chief Financial Officer, to be effective as of January 16, 2009.  This position will be held concurrent with his position as Chief Executive Officer, and shall continue until the board finds a replacement for Mr. Hutcheson.

The information contained in the Corporation’s Form 10-KSB for the period ended December 31, 2007 filed with the Securities and Exchange Commission on March 31, 2008 concerning Mr. Bailey’s age, familial relationships, business experience, and positions held with the Corporation is incorporated herein by reference.

Other than payments made to Mr. Bailey pursuant to the Bailey Agreement (as defined below), since the beginning of the Corporation’s last fiscal year, Mr. Bailey has not had any past and is not a party to any pending transactions that exceeded or will exceed USD 120,000 in which the Corporation also was or is to be a participant.

Item 5.02(e)	Consultancy Agreements

On May 2, 2007,  the Corporation entered into a Consultancy Agreement with each of Australia Corporation Consulting Pty. Ltd. (“ACC” and such Consultancy Agreement, the “ACC Agreement”) and Mr. Bailey (the “Bailey Agreement”), the terms of which were disclosed by the Corporation through the filing with the SEC of a Form 8-K on June 6, 2007, which filing is incorporated herein by reference.  On June 18, 2008, the Corporation and ACC entered into a letter agreement (the “Letter Agreement”) amending the terms of the ACC Agreement, the terms of which were disclosed by the Corporation through the filing with the SEC of a Form 8-K on June 20, 2008, which filing is also incorporated herein by reference.

Concurrent with the resignation of Mr. Hutcheson, ACC and the Corporation have agreed to terminate the ACC Agreement effective January 16, 2009.  Mr. Bailey and the Corporation have agreed that there will be no changes to the terms of the Bailey Agreement arising out of Mr. Bailey’s service as interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EESTECH, INC.

Date: January 16, 2009	By:	/s/ Murray Bailey
Name: Murray Bailey
Title: President